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                                                                   EXHIBIT 10.38

                          MANAGEMENT SERVICES AGREEMENT


         This Management Services Agreement (the "Agreement") is entered into by and among Visioneer, Inc. ("Seller"), a Delaware corporation, Primax V Acquisition Corp., a California corporation ("Buyer"), Primax Electronics Ltd., a corporation organized under the laws of Taiwan ("Buyer Parent") and J. Larry Smart ("Mr. Smart") as of December 2, 1998 (the "Effective Date").

                                    RECITALS

                  A. Pursuant to that certain Asset Purchase Agreement between Seller, Buyer and Buyer Parent dated as of the date hereof (the "Purchase Agreement"), Seller is selling to Buyer and Buyer is purchasing from Seller substantially all of the "Hardware Assets", "Visioneer Name" and "Other Assets" set forth as Purchased Assets in the Purchase Agreement. Any capitalized terms not otherwise defined herein shall have those meanings attributed to them in the Purchase Agreement.

                  B. Concurrently with the sale of the Purchased Assets to Buyer pursuant to the Purchase Agreement, Seller is entering into an Agreement and Plan of Merger between [Saturn] and Seller dated as of the date hereof, whereby [Saturn] will merge with and into Seller [the "Merger"]. The Merger is subject to Seller stockholder approval, and will not close until such approval has been obtained (the "Merger Closing Date").

                  C. In connection with and at the time of the execution of the Purchase Agreement, Mr. Smart, the current President and Chief Executive Officer of Seller, has entered into that certain Employment and Non-Compete Agreement by and between Mr. Smart and Buyer (the "Employment Agreement"), pursuant to which, among other things, Buyer has agreed to employ Mr. Smart, and Mr. Smart has agreed to accept employment with Buyer, in the capacity as the Chief Executive Officer of Buyer, with such employment to commence upon the Employment Commencement Date (as defined below). Until that time, Mr. Smart will retain his current position with Seller, but will also render services to Buyer pursuant to the terms of this Agreement.

                                    * * * * *

                  In consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

         1. MANAGEMENT SERVICES. During the term of this agreement, Seller will cause Mr. Smart to provide, and Mr. Smart hereby agrees that he will provide, management services (the "Services") to Buyer as described on Exhibit A attached to this Agreement. Seller shall use best efforts to cause Mr. Smart to perform the Services in a manner satisfactory to Buyer.

         2. FEES; SUPPORT. As consideration for the Services to be provided hereunder and other obligations, Buyer will compensate Seller for the services of Mr. Smart in accordance with


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the terms set forth in Exhibit B to this Agreement. In addition, Buyer will provide Mr. Smart with such support facilities and space as may be required in Buyer's judgment to enable him to properly perform the Services.

         3. EXPENSES. Buyer agrees to reimburse any and all expenses incurred by Seller or Mr. Smart pursuant to the terms set forth in Exhibit B. As a condition to receipt of reimbursement, Seller or Mr. Smart shall be required to submit to Buyer reasonable evidence that the amount involved was expended and related to the Services provided under this Agreement.

         4. TERM AND TERMINATION. The obligation to provide the Services described hereunder shall commence at 12:01 a.m. on the day following the Closing Date (as that term is defined in the Purchase Agreement) and shall continue until the Employment Commencement Date, as defined herein (the "Management Services Period").

         5. INDEPENDENT CONTRACTOR. The relationship of Seller and of Mr. Smart to Buyer will be that of an independent contractor and not that of an employee. Neither Seller nor Mr. Smart will be eligible for any employee benefits during the Management Services Period, nor will Buyer make deductions from payments made to Seller for taxes, all of which will be Seller's responsibility. Seller agrees to indemnify and hold Buyer harmless from any liability for, or assessment of, any such taxes imposed on Buyer by relevant taxing authorities.

         6. SUPERVISION OF MANAGEMENT SERVICES. All Management Services to be performed hereunder will be as agreed between Seller or Mr. Smart on the one hand and Raymond Liang of Buyer. Mr. Smart will be required to report to Mr. Liang concerning the Management Services performed under this Agreement. The nature and frequency of these reports will be left to the mutual agreement of Mr. Liang and Mr. Smart.

         7. EMPLOYMENT COMMENCEMENT DATE. The Employment Commencement Date as that term is used in this Agreement shall mean 12:01 a.m. on the day following the earliest of (a) the Merger Closing Date, (b) any day prior to the Merger Closing Date on which the Agreement and Plan of Merger referred to above is terminated by either party in accordance with its terms, or (c) March 31, 1999. On the Employment Commencement Date, Mr. Smart shall become a full-time employee in accordance with the terms of the Employment Agreement, the employment of Mr. Smart by Seller shall cease, and Mr. Smart shall resign any and all positions as an officer of Seller or any successor to Seller.

         8.       MISCELLANEOUS.

                  (a) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the parties.

                  (b) SOLE AGREEMENT. This Agreement, including the Exhibits hereto, constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.



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                  (c) NOTICES. Any notice required or permitted by this
Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

                  (d) CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

                  (e) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (f) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                  (g) ARBITRATION. Any dispute or claim arising out of or in connection with any provision of this Agreement will be finally settled by binding arbitration in San Jose, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 9(g) shall not apply to the Confidentiality Agreement.

                  (h) ADVICE OF COUNSEL. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                            [Signature Page Follows]



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         The parties have executed this Agreement on the respective dates set forth below.


VISIONEER, INC.                    PRIMAX V ACQUISITION CORP.

By: /s/ J. LARRY SMART             By:
   -----------------------------      ------------------------------------
Title: President and CEO           Title:
      --------------------------         ---------------------------------
Address: 34800 Campus Drive        Address:
        ------------------------           -------------------------------
Fremont, CA 94555
--------------------------------   ---------------------------------------

Date:                              Date:
     ---------------------------        ----------------------------------


PRIMAX ELECTRONICS LTD.            J. LARRY SMART

By:                                /s/ J. LARRY SMART
   -----------------------------   ---------------------------------------
Title:
      --------------------------
Address:                           Address: 21245 COMER  Dr
        ------------------------           -------------------------------
                                   Saratoga, CA 95070
--------------------------------   ---------------------------------------

Date:                              Date:
     ---------------------------        ----------------------------------



                SIGNATURE PAGE TO MANAGEMENT SERVICES AGREEMENT

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         The parties have executed this Agreement on the respective dates set forth below.


VISIONEER, INC.                    PRIMAX V ACQUISITION CORP.

By:                                By:  /s/ RAYMOND LIANG
   -----------------------------      --------------------------------------
Title:                             Title:   Raymond Liang, President and CEO
      --------------------------         -----------------------------------
Address:                           Address:
        ------------------------           ---------------------------------

--------------------------------   -----------------------------------------

Date:                              Date:
     ---------------------------        ------------------------------------


PRIMAX ELECTRONICS LTD.            J. LARRY SMART

By:  /s/ RAYMOND LIANG
   -----------------------------   -----------------------------------------
Title:   Raymond Liang,
         President and CEO
      --------------------------
Address:                           Address:
        ------------------------           ---------------------------------

--------------------------------   -----------------------------------------

Date:                              Date:
     ---------------------------        ------------------------------------



                SIGNATURE PAGE TO MANAGEMENT SERVICES AGREEMENT

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                                    EXHIBIT A


                       DESCRIPTION OF MANAGEMENT SERVICES


Seller will make available to Buyer the management services of Larry Smart, who shall perform services commensurate with the position of President and Chief Executive Officer of the Hardware Business, in the same manner as Mr. Smart performed such services for Seller prior to consummation of the Purchase Agreement.


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                                    EXHIBIT B

                                  COMPENSATION

                  In consideration of the performance of the Management Services set forth in Exhibit A, Buyer shall pay to Seller a fee payable as follows:

                  (1) Management Service Fees. Subject to reimbursement of expenses as set forth in Section (2) below, during the Management Services Period Buyer shall reimburse Seller for one-half of Mr. Smart's current salary, payable on a [bi-weekly] basis.

                  (2) Direct Expenses. Buyer shall reimburse Seller for all direct expenses incurred by Seller or Mr. Smart on behalf of Buyer in connection with performance of the Management Services under this Agreement, in accordance with Buyer's standard expense reimbursement policies. Payment shall be made within fifteen (15) days of receipt of invoice.